                                                                   Exhibit 10(a)

                    FIRST AMENDMENT TO FORBEARANCE AGREEMENT

         THIS FIRST AMENDMENT TO FORBEARANCE AGREEMENT (this "Amendment") is made and entered into on August 10, 2000, by and among DYERSBURG CORPORATION, a Tennessee corporation ("Dyersburg"), DYERSBURG FABRICS LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("DFLP"), DYERSBURG FABRICS INC., a Tennessee corporation ("DFI"), UNITED KNITTING, INC., a Tennessee corporation ("UKI"), UNITED KNITTING LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("United Knitting"), IQUE, INC., a Tennessee corporation ("IQUE, Inc."), IQUE LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("IQUE"), ALAMAC KNIT FABRICS, INC., a Delaware corporation ("Alamac"), and AIH INC., a Delaware corporation ("AIH") (each of the foregoing individually referred to hereinafter as a "Borrower" and collectively as "Borrowers"); DFIC, INC., a Delaware corporation ("DFIC"), IQUEIC, INC., a Delaware corporation ("IQUEIC"), UKIC, INC., a Delaware corporation ("UKIC"), ALAMAC ENTERPRISES INC., a Delaware corporation ("Alamac Enterprises"), and ALAMAC KNIT FABRICS LLC, a Delaware limited liability company ("Alamac LLC"; DFIC, IQUEIC, UKIC, Alamac Enterprises, and Alamac LLC are individually referred to hereinafter as a "Guarantor" and collectively as "Guarantors"); various financial institutions that are parties to the Loan Agreement (as defined below) ("Lenders"); CONGRESS FINANCIAL CORPORATION (SOUTHERN), a Georgia corporation, in its capacity as administrative agent for the Lenders (together with its successors in such capacity, "Administrative Agent"); and FLEET NATIONAL BANK, formerly known as BankBoston, N.A., a national bank, in its capacity as collateral agent for the Lenders (together with its successors in such capacity, "Collateral Agent"; Administrative Agent and Collateral Agent sometimes collectively referred to hereinafter as "Agents").

                                    RECITALS:

         Agents, Lenders, Borrowers and Guarantors entered into a certain Forbearance Agreement dated May 12, 2000 (the "Forbearance Agreement"), pursuant to which Agents and Lenders agreed to forbear from exercising certain rights and remedies available to Agents and Lenders under the Loan Agreement and the other Financing Agreements as a consequence of Borrowers' defaults thereunder. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meaning ascribed to such terms in the Forbearance Agreement.

         Borrowers and Guarantors have requested that Agents and Lenders extend the Forbearance Period through October 25, 2000, and continue to forbear from exercising certain rights and remedies available to Agents and Lenders in order to afford Borrowers an opportunity to reorganize their affairs and to pay the indebtedness owing to Lenders pursuant to the Loan Agreement.

         Agents and Lenders are willing to extend the Forbearance Period, subject to the terms contained herein and in the Forbearance Agreement.

         NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and in consideration of the premises and the mutual covenants herein contained, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. AMENDMENT TO FORBEARANCE AGREEMENT. The Forbearance Agreement is hereby amended by deleting the definition of "Forbearance Period" that is contained in Section 1 of the Forbearance Agreement and by substituting the following new definition in lieu thereof:

                  "FORBEARANCE PERIOD" shall mean the period commencing on the date of this Agreement and ending at 5:00 p.m. on October 25, 2000, unless extended in writing by Agents and Lenders in their sole discretion.

         2. WAIVER OF BREACH OF FORBEARANCE CONDITION. Each Obligor acknowledges that it has breached the Forbearance Condition that is contained in Section 4(e) of the Forbearance Agreement by reason of Borrowers' failure to achieve Consolidated EBITDA of at least $5,000,000 for the three-month period ending July 1, 2000 and at least $7,000,000 for the four-month period ending July 29, 2000. Agents and Lenders waive the failure of Obligors to satisfy the Forbearance Condition that is set forth in Section 4(e) and agree that they shall continue to forbear from exercising rights and remedies under the Loan Agreement and the other Financing Agreements and to continue to make loans and other credit accommodations to Borrowers pursuant to the Loan Agreement, subject to the terms and conditions contained in this Amendment and in the Forbearance Agreement.

         3. EXCESS AVAILABILITY. Each Obligor acknowledges and agrees that the Excess Availability requirement that is set forth in Section 9.20 of the Loan Agreement shall be increased to $7,000,000 during the Forbearance Period.

         4. ACKNOWLEDGMENTS AND STIPULATIONS BY OBLIGORS. Each Obligor acknowledges, stipulates and agrees that (a) as of the opening of business on August 9, 2000, the aggregate principal balance of Revolving Loans outstanding under the Loan Agreement, exclusive of costs and attorneys' fees chargeable to Borrowers under the Financing Agreements, totaled $39,276,501.46 and the aggregate amount of Letter of Credit Accommodations totaled $9,778,000; (b) as of the opening of business on August 9, 2000, the aggregate principal balance owing by Borrowers to Lenders under the Term Notes totaled $23,025,000; (c) all of the Obligations are absolutely due and owing by Borrowers to Agents and Lenders without any defense, deduction, offset or counterclaim (and, to the extent Borrowers had any defense, deduction, offset or counterclaim on the date hereof, the same is hereby waived by each Borrower); (d) the Financing Agreements executed by Borrowers are legal, valid and binding obligations of Borrowers enforceable against Borrowers in accordance with their terms; (e) the Liens granted by Borrowers to Collateral Agent in the Accounts, Inventory, General Intangibles, Real Property and other Collateral are duly perfected, first priority Liens, subject only to those Permitted Liens that were in existence prior to the Closing Date constitute purchase money security interests or constitute non-consensual statutory Liens having priority under Applicable Law over the Liens in favor of Collateral Agent; and (f) each Guaranty Agreement is a legal, valid and binding obligation of the Guarantor party thereto and is enforceable against such Guarantor in accordance with its terms.

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         5. REPRESENTATIONS AND WARRANTIES OF OBLIGORS. Each Obligor represents and warrants that (a) no Default or Event of Default exists under the Financing Agreements, except for Stipulated Defaults; (b) subject to the existence of the Stipulated Defaults, the representations and warranties of Borrowers contained in the Financing Agreements were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, except for (i) representations and warranties that speak as of a specified earlier date, which remain true and correct in all material respects as of such earlier dated and (ii) changes in facts and circumstances permitted by the terms of the Financing Agreements; (c) the execution, delivery and performance by Obligors of this Amendment and the consummation of the transactions contemplated hereby are within the corporate or partnership power of each Obligor and have been duly authorized by all necessary corporate or partnership action on the part of each Obligor, do not require any approval or consent, or filing with, any governmental agency or authority, do not violate any provisions of any law, rule or regulation or any provision of any order, writ, judgment, injunction, decree, determination or award presently in effect in which any Obligor is named or any provision of the charter or partnership documents of any Obligor and do not result in a breach of or constitute a default under any agreement or instrument to which any Obligor is a party or by which it or any of its properties are bound; (d) this Amendment constitutes the legal, valid and binding obligation of Obligors, enforceable against Obligors in accordance with its terms; (e) all Payroll Taxes required to be withheld from the wages of Borrowers' employees have been paid or deposited when due; (f) each Obligor is entering into this Amendment freely and voluntarily with the advice of legal counsel of its own choosing; and (g) each Obligor has freely and voluntarily agreed to the releases, waivers and undertakings set forth in this Amendment.

         6. REAFFIRMATION OF OBLIGATIONS. Each Borrower hereby ratifies and reaffirms the Financing Agreements and all of its obligations and liabilities thereunder. Each Guarantor hereby ratifies and reaffirms the validity, legality and enforceability of its Guaranty Agreement and agrees that such Guaranty Agreement is and shall remain in full force and in effect until all the Obligations have been paid in full.

         7. ENTIRE AGREEMENT. This Amendment, the Forbearance Agreement and the other Financing Agreements constitute the entire understanding of the parties with respect to the subject matter hereof and thereof.

         8. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Georgia.

         9. NON-WAIVER OF DEFAULT. Neither this Amendment, Agents' and Lenders' forbearance under the Forbearance Agreement, as amended hereby, nor Agents' and Lenders' continued making of loans or other extensions of credit to Borrowers in accordance with the Forbearance Agreement, as amended hereby, and the Financing Agreements shall be deemed a waiver of or consent to the Stipulated Defaults or any other Event of Default. Obligors agree that such Events of Default shall not be deemed to have been waived, released or cured by virtue of any Loans or other extensions of credit at any time to Borrowers or Agents' and Lenders' agreement to forbear pursuant to the Forbearance Agreement, as amended hereby.

         10. NO NOVATION, ETC. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction and the Forbearance Agreement, the Loan Agreement and the other Financing Agreements shall remain in full force and effect. Notwithstanding any prior mutual temporary disregard of any of the terms of the Forbearance Agreement or any of the Financing Agreements, the parties agree that the terms of each of the Forbearance Agreement and the Financing Agreements shall be strictly adhered to on and after the date hereof, except as expressly modified by this Amendment.

         11. COUNTERPARTS; WAIVERS OF NOTICE OF ACCEPTANCE. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall constitute an original, but all of which taken together shall be one and the same instrument. In proving this Amendment, the Forbearance Agreement or any of the Financing Agreements, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto. Notice of Agents' and Lenders' acceptance hereof is hereby waived.

         12. REIMBURSEMENT FOR LEGAL EXPENSES. Borrowers agree to reimburse Agents and Lenders, on demand, for any costs and expenses, including reasonable legal fees, incurred by Agents and Lenders in connection with the drafting, negotiation, execution and closing of this Amendment.

         13. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         14. RELEASE OF CLAIMS. TO INDUCE AGENTS AND LENDERS TO ENTER INTO THIS AMENDMENT, EACH OBLIGOR HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES AGENTS AND LENDERS, AND AGENTS' AND LENDERS' RESPECTIVE OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION OF ANY KIND (IF ANY THERE BE), WHETHER ABSOLUTE OR CONTINGENT, DUE OR TO BECOME DUE, DISPUTED OR UNDISPUTED, LIQUIDATED OR UNLIQUIDATED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT ANY ONE OR MORE OF THEM NOW HAVE OR EVER HAVE HAD AGAINST EITHER AGENT OR ANY LENDER, AND THAT ARISE OUT OF OR RELATE TO ANY ACT OR FAILURE TO ACT OF EITHER AGENT OR ANY LENDER UNDER OR IN CONNECTION WITH ANY OF THE FINANCING AGREEMENTS.

         15. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT, THE FORBEARANCE AGREEMENT, THE LOAN AGREEMENT, THE GUARANTY AGREEMENTS OR ANY OF THE OTHER FINANCING AGREEMENTS.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered on the date first written above.

                                                 BORROWERS:

                                                 DYERSBURG CORPORATION
ATTEST:

/S/ PAUL L. HALLOCK                              /S/ WILLIAM S. SHROPSHIRE, JR.
-------------------                              ------------------------------
PAUL L. HALLOCK                                  WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance and                       Executive Vice President,
Assistant Secretary                              Chief Financial Officer,
                                                 Secretary and Treasurer

         [CORPORATE SEAL]

                    [Signatures continued on following page]

                                                 DYERSBURG FABRICS INC.

ATTEST:

/S/ PAUL L. HALLOCK                              /S/ WILLIAM S. SHROPSHIRE, JR.
-------------------                              ------------------------------
PAUL L. HALLOCK                                  WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance and                       Executive Vice President,
Assistant Secretary                              Chief Financial Officer,
                                                 Secretary and Treasurer
         [CORPORATE SEAL]

                                                 UNITED KNITTING, INC.
                                                 IQUE, INC.

ATTEST:

/S/ PAUL L. HALLOCK                              /S/ WILLIAM S. SHROPSHIRE, JR.
-------------------                              ------------------------------
PAUL L. HALLOCK                                  WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance and                       Executive Vice President,
Assistant Secretary                              Chief Financial Officer,
                                                 Secretary and Treasurer
         [CORPORATE SEAL]

                                                 ALAMAC KNIT FABRICS, INC.

ATTEST:

/S/ PAUL L. HALLOCK                              /S/ WILLIAM S. SHROPSHIRE, JR.
-------------------                              ------------------------------
PAUL L. HALLOCK                                  WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance and                       Executive Vice President,
Assistant Secretary                              Chief Financial Officer,
                                                 Secretary and Treasurer
         [CORPORATE SEAL]

                                                 AIH INC.

ATTEST:

/S/ PAUL L. HALLOCK                              /S/ WILLIAM S. SHROPSHIRE, JR.
-------------------                              ------------------------------
PAUL L. HALLOCK                                  WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance and                       Executive Vice President,
Assistant Secretary                              Chief Financial Officer,
                                                 Secretary and Treasurer
         [CORPORATE SEAL]


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                                 DYERSBURG FABRICS LIMITED
                                                 PARTNERSHIP, I

ATTEST:                                          By: DYERSBURG FABRICS INC.,
                                                     its sole General Partner

/S/ PAUL L. HALLOCK                              /S/ WILLIAM S. SHROPSHIRE, JR.
-------------------                              ------------------------------
PAUL L. HALLOCK                                  WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance and                       Executive Vice President,
Assistant Secretary                              Chief Financial Officer,
                                                 Secretary and Treasurer
         [CORPORATE SEAL]

                                                 UNITED KNITTING LIMITED
                                                 PARTNERSHIP, I

ATTEST:                                          By: UNITED KNITTING, INC.,
                                                     its sole General Partner

/S/ PAUL L. HALLOCK                              /S/ WILLIAM S. SHROPSHIRE, JR.
-------------------                              ------------------------------
PAUL L. HALLOCK                                  WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance and                       Executive Vice President,
Assistant Secretary                              Chief Financial Officer,
                                                 Secretary and Treasurer
         [CORPORATE SEAL]

                                                 IQUE LIMITED PARTNERSHIP, I

ATTEST:                                          By: IQUE, INC., its sole
                                                     General Partner

/S/ PAUL L. HALLOCK                              /S/ WILLIAM S. SHROPSHIRE, JR.
-------------------                              ------------------------------
PAUL L. HALLOCK                                  WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance and                       Executive Vice President,
Assistant Secretary                              Chief Financial Officer,
                                                 Secretary and Treasurer
         [CORPORATE SEAL]


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                                 GUARANTORS:

                                                 DFIC, INC.

ATTEST:

/S/ PAUL L. HALLOCK                              /S/ WILLIAM S. SHROPSHIRE, JR.
-------------------                              ------------------------------
PAUL L. HALLOCK                                  WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance and                       Executive Vice President,
Assistant Secretary                              Chief Financial Officer,
                                                 Secretary and Treasurer
         [CORPORATE SEAL]

                                                 IQUEIC, INC.

ATTEST:

/S/ PAUL L. HALLOCK                              /S/ WILLIAM S. SHROPSHIRE, JR.
-------------------                              ------------------------------
PAUL L. HALLOCK                                  WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance and                       Executive Vice President,
Assistant Secretary                              Chief Financial Officer,
                                                 Secretary and Treasurer
         [CORPORATE SEAL]

                                                 UKIC, INC.
ATTEST:

/S/ PAUL L. HALLOCK                              /S/ WILLIAM S. SHROPSHIRE, JR.
-------------------                              ------------------------------
PAUL L. HALLOCK                                  WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance and                       Executive Vice President,
Assistant Secretary                              Chief Financial Officer,
                                                 Secretary and Treasurer
         [CORPORATE SEAL]

                                                 ALAMAC ENTERPRISES, INC.
ATTEST:

/S/ PAUL L. HALLOCK                              /S/ WILLIAM S. SHROPSHIRE, JR.
-------------------                              ------------------------------
PAUL L. HALLOCK                                  WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance and                       Executive Vice President,
Assistant Secretary                              Chief Financial Officer,
                                                 Secretary and Treasurer
         [CORPORATE SEAL]

                    [Signatures continued on following page]

                                                 ALAMAC KNIT FABRICS LLC

ATTEST:

/S/ PAUL L. HALLOCK                              /S/ WILLIAM S. SHROPSHIRE, JR.
-------------------                              ------------------------------
PAUL L. HALLOCK                                  WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance and                       Executive Vice President,
Assistant Secretary                              Chief Financial Officer,
                                                 Secretary and Treasurer
         [CORPORATE SEAL]

                                                 ACCEPTED:

                                                 FLEET NATIONAL BANK, as
                                                 Collateral Agent

                                                 /s/ DAVID C. RICH
                                                 ----------------------
                                                 DAVID C. RICH
                                                 Vice President

                                                 CONGRESS FINANCIAL CORPORATION
                                                 (SOUTHERN), as Administrative
                                                 Agent and a Lender

                                                 /s/ MORRIS P. HOLLOWAY
                                                 ----------------------
                                                 MORRIS P. HOLLOWAY
                                                 Senior Vice President

                                                 GENERAL ELECTRIC CAPITAL
                                                 CORPORATION, as a Lender

                                                 /s/ GLENN P. BARTLEY
                                                 ----------------------
                                                 GLENN P. BARTLEY
                                                 Senior Vice President

                                                 THE CIT GROUP/COMMERCIAL
                                                 SERVICES, INC., as a Lender

                                                 /s/ JOHN S. SUCHANIAK
                                                 ----------------------
                                                 JOHN S. SUCHANIAK
                                                 Vice President

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

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

                                                 MELLON BANK, N.A., as a Lender

                                                 /s/ PATRICK AARONS
                                                 ----------------------
                                                 PATRICK AARONS
                                                 Vice President

                                                 FLEET CAPITAL CORPORATION,
                                                 as a Lender

                                                 /s/ DAVID C. RICH
                                                 ----------------------
                                                 DAVID C. RICH
                                                 Vice President

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